UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2026

NOVANTA INC.

(Exact name of registrant as specified in is charter)

New Brunswick, Canada	001-35083	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts		01730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 266-5700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	NOVT	Nasdaq Global Select Market
6.50% Tangible Equity Units	NOVTU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Equity Purchase Agreement

On June 8, 2026, Novanta Inc., a Canadian corporation (the “Company”), Novanta Medical Technologies Corp., a Delaware corporation and an indirect subsidiary of the Company (“Buyer”), Novanta Corporation, a Michigan corporation (“Intermediate Parent”, and together with the Company and the Buyer, the “Buyer Parties”), Runway Midco, LLC, a Delaware limited liability company (“Seller”), and Runway Buyer, LLC, a Delaware limited liability company and direct wholly owned subsidiary of Seller (“Runway Buyer”), entered into an Equity Purchase Agreement (the “Purchase Agreement”), pursuant to which Buyer will acquire from Seller all of the issued and outstanding limited liability company interests (the “Purchased Interests”) of Runway Buyer (the “Transaction”).

Transaction Consideration

Subject to the terms and conditions of the Purchase Agreement, at the closing of the Transaction (the “Closing”), the Buyer Parties will pay Seller $1,200,000,000 in cash (the “Closing Consideration”). In addition, a milestone payment amount of $250,000,000 is payable by the Buyer Parties to Seller on or before January 8, 2027. The Closing Consideration is subject to customary adjustments based on cash, working capital, debt and transaction expenses of Runway Buyer as of the Closing.

Conditions to the Transaction

The Closing is subject to satisfaction or waiver of certain conditions, including, among other things, (a) the absence of any law, order or injunction by any governmental entity of competent jurisdiction preventing the completion of the Transaction or making the completion of the Transaction illegal, (b) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), without the imposition of an unacceptable condition, (c) subject to certain exceptions, the accuracy of representations and warranties with respect to the Buyer Parties, Runway Buyer and the Seller, (d) compliance in all material respects by the Buyer Parties, Runway Buyer and the Seller with their respective covenants contained in the Purchase Agreement and (e) the absence of any Material Adverse Effect (as defined in the Purchase Agreement) with respect to Runway Buyer.

Financing of the Transaction

The Transaction will be financed through a combination of cash on hand, the Company’s existing credit facilities available under the Credit Agreement (as defined below) and proceeds from the Company’s equity issuance announced today.

In connection with the Transaction, Intermediate Parent, the Company, and certain wholly-owned subsidiaries of the Company entered into the Third Amendment to Fourth Amended and Restated Credit Agreement (the “Third Amendment”), with Bank of America, N.A., as administrative agent and lender, and the other lenders party thereto, which amends that certain Fourth Amended and Restated Credit Agreement dated as of June 27, 2025 (as amended, the “Credit Agreement”).

The Third Amendment, among other things, amends (i) the interest rate applicable to loans under the Credit Agreement by widening the pricing margin by 0.25% if the Company’s consolidated leverage ratio exceeds 3.75 to 1.00 and (ii) amends the financial covenants under the Credit Agreement by (x) increasing the permitted consolidated leverage ratio to 4:00 to 1.00 or 4.50 to 1.00 for four consecutive quarters following a Designated Acquisition (as defined in the Credit Agreement) and (y) decreasing the permitted consolidated fixed charge coverage ratio to 1.00 to 1.00 for the four consecutive fiscal quarters following consummation of the Transaction.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Third Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Certain Other Terms of the Purchase Agreement

The Purchase Agreement contains customary representations, warranties and covenants made by the Buyer Parties, Runway Buyer and Seller, including covenants relating to the conduct of Runway Buyer’s business between the date of signing the Purchase Agreement and the Closing, regulatory approvals, access to information, employee matters, confidentiality and exclusivity. The Buyer Parties will obtain a representations and warranties insurance policy in connection with the Transaction. The Company and Intermediate Parent will guarantee the prompt payment and performance of all present and future payment and performance obligations of Buyer to Seller and Runway Buyer under the Purchase Agreement and the other transaction documents.

The Purchase Agreement contains certain customary termination rights, including, among others, (i) the right of either Buyer or Seller to terminate by mutual written agreement, (ii) the right of either Buyer or Seller to terminate if the Transaction has not been consummated within one hundred fifty (150) days after the date of the Purchase Agreement, (iii) the right of either Buyer or Seller to terminate if a governmental authority has issued any final, non-appealable order that has the effect of permanently restraining, enjoining or otherwise prohibiting the Transaction, (iv) the right of either Buyer or Seller to terminate due to a material breach by the other party of any of its representations, warranties or covenants which would result in the closing conditions not being satisfied, subject to certain conditions, and (v) the right of Seller or Buyer to terminate if Closing is not timely consummated (subject to a notice period for Buyer).

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Purchase Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Runway Buyer, Seller or their respective affiliates or to modify or supplement any factual disclosures about the Company, Runway Buyer, Seller or their respective affiliates in public reports filed with the SEC. The Purchase Agreement includes representations, warranties and covenants of the Buyer Parties, Runway Buyer and Seller that were made solely for the purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties thereto, and which may be subject to important qualifications and limitations agreed to by the Buyer Parties, Runway Buyer and Seller in connection with the negotiated terms of the Purchase Agreement. Moreover, such representations and warranties may not be accurate or complete as of any specified date, have been modified or qualified by certain disclosures between the parties made in connection with the negotiation of the Purchase Agreement, which disclosures are not reflected in the Purchase Agreement itself, and may apply contractual standards of materiality in a way that is different from that which may be viewed as material by the Company’s stockholders or other security holders. In addition, the representations and warranties were made for purposes of allocating risk among the parties to the Purchase Agreement and were not intended, and should not be relied upon, as statements of fact. Information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01 Regulation FD Disclosure.

On June 9, 2026, the Company issued a press release announcing the Transaction. A copy of the press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1.

Also on June 9, 2026, the Company will hold a conference call to discuss the Transaction. A copy of the conference call presentation is attached hereto as Exhibit 99.2 and is also available on the Company’s website, https://www.novanta.com, in the Investor section.

Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “target,” “could,” “should,” “may,” “will,” “plan,” “aim,” and other similar expressions. These forward-looking statements include, but are not limited to, the expected timing and completion of the transaction, the ability of the parties to satisfy the conditions precedent to consummation of the proposed transaction, including the ability to secure the applicable regulatory approvals on the terms expected, at all or in a timely manner, the anticipated benefits and synergies of the transaction, the expected financing of the transaction statements, and other statements that are not historical facts.

These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause future expectations and actions and actual results to differ materially from those contained in the forward-looking statements. Our future expectations and actions and actual results could differ materially from those anticipated in these forward-looking statements as a result of various important factors, including, but not limited to, the following: the risk that the transaction may not be completed on the anticipated timeline or at all; the possibility that any of the anticipated benefits or synergies of the transaction may not be realized; the risk that the business of Runway Buyer and its subsidiaries may not be integrated successfully; risks relating to the financing for the transaction; risks relating to the effect of the announcement of the proposed transaction on the ability of Runway Buyer and its subsidiaries to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of our, Runway Buyer and its subsidiaries’ management’s attention from ongoing business operations due to the proposed transaction; the significant costs associated with the proposed transaction; and other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition that are discussed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as updated by our subsequent filings with the Securities and Exchange Commission. Such statements are based on the Company’s beliefs and assumptions and on information currently available to the Company. Undue reliance should not be placed on these statements, which are only effective as of the date of this Current Report on Form 8-K. The Company disclaims any obligation to publicly update or revise any such forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1*	Equity Purchase Agreement, dated as of June 8, 2026, by and among Novanta Medical Technologies Corp., Novanta Corporation, Novanta Inc., Runway Midco, LLC and Runway Buyer, LLC
10.1	Third Amendment to Fourth Amended and Restated Credit Agreement, dated as of June 8, 2026
99.1	Press Release issued June 9, 2026 by the Company
99.2	Investor Conference Call Presentation issued June 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* All schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Novanta Inc.

Date: June 9, 2026	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer